UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41048	86-2581754
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 W. Morse Boulevard, Suite 220

Winter Park, FL 32789

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (321) 972-1583

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	OTC Pink: IRRXU	N/A
Class A common stock, par value $0.0001	OTC Pink: IRRX	N/A
Warrants	OTC Pink: IRRXW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth below in Items 5.03 and 5.07 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth below in Item 5.07 of this Current Report on Form 8-K is incorporated by reference herein.

On November 13, 2024, Integrated Rail and Resources Acquisition Corp. (the “Company”) filed, with the unanimous consent of its board of directors (the “Board”) and the consent a majority of the holders of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), an amendment to the Company’s Amended and Restated Certificate of Incorporation (as so amended, the “Charter”), with the Secretary of State of the State of Delaware (the “Charter Amendment”), providing for the conversion of all of the shares of Class B Common Stock, on a one-for-one basis, into shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock,” and together with the Class B Common Stock, the “Common Stock”), at the option of the holders of a majority of the Class B Common Stock (the “Class B Conversion Option”). On November 13, 2024, (i) the holders of a majority of the Class B Common Stock delivered a written consent to the Board, exercising the Class B Conversion Option; (ii) with the unanimous consent of the Board, the Company instructed its transfer agent to initiate the conversion of all issued and outstanding shares of Class B Common Stock, on a one-for-one basis, into shares of Class A Common Stock; and (iii) an aggregate of 5,750,000 shares of Class B Common Stock were converted into 5,750,000 shares of Class A Common Stock.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 14, 2024, the Company held a special meeting of stockholders (the “Special Meeting”), at which holders of 5,794,398 shares of Common Stock were present in person or by proxy, representing approximately 75.59% of the voting power of the 7,665,386 issued and outstanding Common Stock entitled to vote at the Special Meeting as of the close of business on October 10, 2024, which was the record date for the Special Meeting.

At the Special Meeting, the Company’s stockholders approved a proposal (the “Extension Amendment Proposal”) to amend the Charter (the “Extension Amendment”) to extend the date by which the Company must complete an initial business combination (the “Deadline Date”) from November 15, 2024 to December 15, 2024, by depositing (or causing to be deposited) into the trust account established to connection with the Company’s initial public offering (the “Trust Account”) $50,000 for such one-month extension (an “Extension Payment”) on or prior to November 15, 2024, and to allow the Company, without another stockholder vote, to further extend the Deadline Date on a monthly basis up to five times by an additional one month each time after December 15, 2024 or later extended Deadline Date, by resolution of the Board, if requested by the Company’s sponsor (the “Sponsor”), upon five days’ advance notice prior to the applicable Deadline Date, until May 15, 2024, or a total of up to six months after November 15, 2024, by depositing (or causing to be deposited) into the Trust Account $50,000 for each additional one-month extension on or prior to each applicable Deadline Date, unless the closing of an initial business combination shall have occurred prior thereto. As a result of the approval of the Extension Amendment Proposal, the Sponsor will make an Extension Payment into the Trust Account on each applicable Deadline Date.

The following is a tabulation of the votes with respect to the Extension Amendment Proposal, which was approved by the Company’s stockholders:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
5,794,248	294,476	0

In connection with the Special Meeting, stockholders properly elected to redeem an aggregate of 1,665,727 shares of Common Stock at a redemption price of approximately $11.69 per share, for an aggregate redemption amount of approximately $19,470,736.93.

On November 15, 2024, the Company filed the Extension Amendment with the Secretary of State of the State of Delaware to reflect the Extension Amendment Proposal. The foregoing description of the Extension Amendment is qualified in its entirety by reference to the full text of the Extension Amendment, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

Entry into Non-Binding Letter of Intent with Shell

As previously disclosed, on August 12, 2024, the Company entered into an Agreement and Plan of Merger (as amended by that certain Amendment to and Waiver of Agreement and Plan of Merger, dated November 8, 2024, the “Merger Agreement”) by and among (i) the Company, (ii) Uinta Infrastructure Group Corp., a Delaware corporation (“Holdings”), (iii) Uinta Lower Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Holdings (“Lower Holdings”), (iv) Uinta Merger Co., a Delaware corporation and wholly owned subsidiary of Holdings (“SPAC Merger Sub”), (v) Uinta Merger LLC, a Delaware limited liability company and wholly owned subsidiary of Lower Holdings (“Company Merger Sub,” and together with SPAC Merger Sub, the “Merger Subs;” the Merger Subs, SPAC, Lower Holdings and Holdings are collectively referred to herein as the “SPAC Parties”), (vi) Tar Sands Holdings II, LLC, a Utah limited liability company (“TSII”), and (vii) Endeavor Capital Group, LLC (the “Company Member Representative”) (the Merger Agreement and the transaction contemplated thereby, the “Business Combination”).

As previously disclosed, on November 6, 2024, the Company entered into a non-binding letter of intent for a crude supply and offtake agreement (the “Offtake Agreement”) with Shell Trading (US) Company (“STUSCO”), the commencement of which is conditioned upon, among other things, the closing of the Business Combination.  Under this prospective arrangement, STUSCO would supply volumes of crude feedstock to the Company’s refining and terminating facility in Vernal, Utah (the “Facility”) and purchase certain crude oil products produced from such feedstock.

The initial term (the “Initial Term”) of the Offtake Agreement is 10 years from the date upon which the Facility commences operation (the “In-Service Date”), which In-Service Date is expected to be December 31, 2028, and may be extended by mutual agreement of the parties to the Offtake Agreement. STUSCO will have a one-time option (the “Extension Option”) to extend the Initial Term of the Offtake Agreement by five years (“Option Term”). In the event STUSCO elects to exercise its Extension Option, the Offtake Agreement will be automatically renewed from the end of the Option Term on one-year terms (each, a “Renewal Term”) unless cancelled in writing, by either party, at least 180 days in advance of the end of the Option Term or any Renewal Term, as applicable. The Initial Term, the Option Term, and the Renewal Term(s), as applicable, are collectively referred to as (the “Term”).

The commencement of the Term of the Offtake Agreement is subject to certain conditions precedent, including the below (collectively, the “Conditions Precedent”):

●	the occurrence of the closing of the transactions contemplated by the Merger Agreement, in accordance with the terms and conditions therein;

●	the completion necessary refurbishment, construction, permitting, and receipt of approvals of or by the Facility have occurred;

●	the In-Service Date occurring on or before December 31, 2028 (the “In-Service Deadline”);

●	the Facility obtaining and maintaining the nameplate capacity for the period required to process 500,000 barrels in a 60-day time frame (the “Nameplate Capacity”), or approximately 15,000 barrels of crude feedstocks per day;

●	the Facility being able to (i) receive crude feedstocks (the “Crude Feedstock”) that meet certain Required Crude Feedstock Specifications (as defined in the Offtake Agreement) via truck LACT; and (ii) process and deliver LPG, Naphtha, Gasoil, and ULSFO (collectively the “Crude Oil Products”);

●	the Facility being able to convert the Crude Feedstock into Crude Oil Products and make available for re-delivery or pick up by STUSCO; and

●	the Company delivering to STUSCO an executed subordination agreement in favor of STUSCO, from each third party with a security interest or similar interest in the Crude Oil Products to: (i) recognize STUSCO’s rights to net and offset amounts owed by STUSCO and (ii) subordinate any such lien to STUSCO’s rights.

If the Conditions Precedent do not occur by the In-Service Deadline, then STUSCO has a one-time option to terminate the Offtake Agreement without liability to the Company. STUSCO will have the right to independently determine if the Conditions Precedent have been satisfied or waived, in its sole discretion, acting reasonably and in good faith.

STUSCO will be the sole supplier of Crude Feedstock to the Facility, and the sole purchaser of Crude Oil Products for the initial Nameplate Capacity, and for any expansion capacity for which STUSCO contracts. The Company will be responsible for maintaining operational storage, line fill, tank heels, etc. necessary to operate the Facility. Any capacity that remains uncontracted by STUSCO is exempt from the terms of the Offtake Agreement and may be taken to the open market. STUSCO will have a right of first refusal to any expansion in refining capacity at the Facility. If the Company offers substantially the same services to a third party at more favorable prices, STUSCO will be entitled to receive the same.

STUSCO has no minimum volume commitments for delivery of Crude Feedstocks or offtake of Crude Oil Products to be supplied to or purchased from the Facility during the Term.    However, STUSCO does have a Minimum Revenue Commitment (defined below) under the Offtake Agreement. The purchase price of the Crude Feedstock under the Offtake Agreement will be based on WTI CMA NYMEX (M+1) less a specified differential per barrel (the “Differential”). The purchase price for Crude Oil Products will be based on WTI CMA NYMEX (M+1) less the Differential, plus an agreed processing fee (the “Processing Fee”), and subject to an annual escalation with a negotiated cap.

STUSCO will pay the Company a monthly minimum revenue commitment (currently estimated to be $400,000 per month) for a period of five years (the “Monthly Minimum Revenue Commitment”). The total sum of the Monthly Minimum Revenue Commitment payments must equal the total minimum revenue commitment, estimated to be $25,000,000 (the “Total Minimum Revenue Commitment”). Upon the satisfaction of the Total Minimum Revenue Commitment, and if the Facility is not operating due to STUSCO’s election to nominate less than the minimum operational capacity (the “Minimum Operational Capacity”), STUSCO will pay a minimum payment of approximately $50,000 per month (the “Minimum Payment”).

If the average value based on the formula agreed by the parties to the Offtake Agreement for the applicable month of delivery of the Crude Oil Products (the “Crack”) exceeds the established Processing Fee and the Monthly Minimum Revenue Commitment, net of actual losses at the Facility and deemed losses in transportation, any resulting positive difference (“Positive Differential”) will be split 50%/50% between Integrated Rail and STUSCO (“Profit Sharing Split”).

After the Initial Term, or upon STUSCO paying to the Company the Total Minimum Revenue Commitment, whichever is earlier, the Positive Differential will be adjusted to an amount equal the positive difference between the Crack and an amount equal to the agreed discount to the initial Processing Fee, and the Profit Sharing Split will be allocated 75% to the Company and 25% to STUSCO.

So long as the Facility maintains the Minimum Operational Capacity on average during a calendar month, then no credits will be created. If the Facility is not able to meet the Minimum Operational Capacity, then a credit will be created for each barrel below the Minimum Operational Capacity the Facility is unable to process. Any credit created, must be used within the 24-month period following the creation thereof, and any credits remaining at the end of the Term must be used within six months, or may be accounted for in any renewal negotiated at the time.

Performance under the Offtake Agreement may be excused in connection with certain force majeure events. However, in the event the Company declares a force majeure event with respect to the Facility lasting more than 270 consecutive days, or 270 days in the aggregate over a period of 365 consecutive days, STUSCO will have the option but not the obligation to, exercisable within 30 days after such period: (i) terminate the Offtake Agreement or (ii) extend the Initial Term by the number of days the Facility is under force majeure (a “Force Majeure Extension”). In the event the Facility assets are damaged such that the Facility will be inoperable for at least 18 months, the Company will have no obligation to continue operations, and each of the Company and STUSCO will have the right to terminate the Offtake Agreement. In the event STUSCO terminates the Offtake Agreement for force majeure in accordance with the foregoing, any unused deficiency credit balance will be automatically forfeited.

Upon the approval and in conjunction with the FID of the Uinta Basin Railway (the “UBR”), STUSCO will have a right of first refusal to subscribe to capacity through the rail terminal and on the UBR at the then applicable shipping rates, up to STUSCO’s then existing capacity through the Facility.

The foregoing is a summary of a non-binding letter of intent relating to the Offtake Agreement. The terms and conditions of the final Offtake Agreement to be entered into by the parties thereto, when and if entered into, may differ materially from the terms and conditions described in the non-binding letter of intent summarized above and remain subject to the negotiation and approval of the parties to the Offtake Agreement.

Additional Information about the Business Combination and Where to Find It

This document relates to a proposed transaction between SPAC, the Company and the other parties to the Merger Agreement. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Parties intend to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a proxy statement of SPAC and a prospectus for Holdings’ securities, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all SPAC stockholders. The Parties will file other documents relating to the proposed transaction with the SEC. Before making any voting decision, investors and security holders of SPAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to SPAC at 400 W. Morse Boulevard, Suite 220, Winter Park, Florida 32789, Attention: Mark Michel, Chief Executive Officer, (347) 627-0058.

Participants in the Solicitation

The Company and SPAC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SPAC stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of SPAC and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

The information in this current report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between the Company and SPAC. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts regarding the Company’s business, net proceeds from the proposed transaction, potential benefits of the proposed transaction and the potential success of the Company’s market and growth strategies, and expectations related to the terms and timing of the proposed transaction. These statements are based on various assumptions and on the current expectations of SPAC and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SPAC and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the risk that the proposed transaction may not be completed by SPAC ‘s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SPAC; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by the stockholders of SPAC and the receipt of certain governmental and regulatory approvals; (iv) the failure to realize the anticipated benefits of the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, performance, and business generally; (vi) the outcome of any legal proceedings that may be instituted against SPAC or the Company related to the business combination agreement or the proposed transaction; (vii) the ability to address the market opportunity for the Company’s products and services; (viii) the risk that the proposed transaction may not generate the expected net proceeds for the combined company; (ix) the ability to implement business plans and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (xi) the risk of downturns, new entrants and a changing regulatory landscape in the highly competitive industry in which the Company operates; and (xii) those factors discussed in SPAC’s filings with the SEC under the headings “Risk Factors,” and other documents of SPAC filed, or to be filed, with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SPAC nor the Company presently know or that SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SPAC’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. While SPAC and the Company may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SPAC’s and the Company’s assessments as of any date subsequent to the date of this press report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description
3.1	Fourth Amendment to the Amended and Restated Articles of Incorporation of the Company, dated as of November 13, 2024
3.2	Fifth Amendment to the Amended and Restated Articles of Incorporation of the Company, dated as of November 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

Dated: November 19, 2024	By:	/s/ Mark A. Michel
	Name:	Mark A. Michel
	Title:	Chief Executive Officer